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                                                                   EXHIBIT 10.6

                                 AMENDMENT NO. 2
                                       TO
                         THE DEALER SECURITY AGREEMENT

     THIS AMENDMENT NO. 2 to the DEALER SECURITY AGREEMENT (this "Amendment"), dated as of July 29, 1996, is by and between CITICORP DEL-LEASE, INC., doing business as CITICORP DEALER FINANCE ("Lender"), and M&M PROPERTIES, INC. and McCURRY & FALCONITE EQUIPMENT CO., INC. (jointly and severally referred to herein as "Borrower").

                                   WITNESSETH:

     WHEREAS, Lender and each Borrower are parties to a Dealer Security Agreement each dated June 19, 1995 (each Dealer Security Agreement being referred to herein as the "Agreement"; capitalized terms not otherwise defined in this Amendment shall have the meanings attributed thereto in the Agreement); and

     WHEREAS, Lender and Borrower desire to extend the Termination Date (as defined in the Agreement) as set forth herein;

     NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree to amend the Agreement as follows:

     1. The definition of "Termination Date" in Section 13 (Definitions) of the Agreement is hereby amended to read in its entirety as follows:

         "Termination Date" means, July 25, 1997.

     2. The terms and conditions of this Amendment are hereby incorporated into the Agreement. This Amendment shall take precedence in the event any terms and conditions of the Agreement conflict herewith. Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect and are hereby ratified and confirmed.
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     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

                                             M & M PROPERTIES, INC.

                                             By:     /s/ Ralph McCurry
                                                ---------------------------
                                             Name:   RALPH McCURRY
                                                  -------------------------
                                             Title:  President
                                                    -----------------------

                                             McCURRY & FALCONITE EQUIPMENT
                                                   CO., INC.

                                             By:    /s/ Ralph McCurry
                                                 --------------------------
                                             Name:  RALPH McCURRY
                                                   ------------------------
                                             Title:  President
                                                    -----------------------

                                             CITICORP DEL-LEASE, INC., d/b/a
                                                   CITICORP DEALER FINANCE

                                             By:      /s/ Mark A. Malec
                                                 ---------------------------
                                             Name:    MARK A. MALEC
                                                   --------------------------
                                             Title:   Vice President
                                                    -------------------------


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